[*] Dear Stockholder: A Special Meeting of Stockholders of A.G. Edwards, Inc. (“A.G. Edwards”) will be held at the home office of A.G. Edwards, One North Jefferson Avenue, St. Louis, Missouri, 63103 on [*], at [*] a.m., local time. At the meeting, stockholders will be asked to adopt the Agreement and Plan of Merger, dated May 30, 2007, by and among Wachovia Corporation (“Wachovia”), White Bird Holdings, Inc., a wholly-owned subsidiary of Wachovia, and A.G. Edwards and approve the adjournment of the meeting, including, if necessary, to solicit additional proxies. Each of these matters is set forth in the accompanying Proxy Statement. It is important that these shares be represented at the meeting regardless of whether or not you plan on attending the meeting, please review the enclosed proxy materials and vote by telephone, the Internet or by completing the proxy form attached below and mailing the proxy form in the postage-paid envelope provided. PLEASE VOTE BY TELEPHONE OR INTERNET AS EXPLAINED ON THE REVERSE SIDE OR DETACH AND MARK THE PROXY, SIGN IT ON THE REVERSE AND RETURN IT IN THE POSTAGE-PAID ENVELOPE ENCLOSED IN THIS PACKAGE. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE PROPOSAL TO ADOPT THE AGREEMENT AND PLAN OF MERGER AND “FOR” THE PROPOSAL TO APPROVE THE ADJOURNMENT OF THE MEETING, INCLUDING, IF NECESSARY, TO SOLICIT ADDITIONAL PROXIES. S DETACH PROXY FORM HERE IF YOU ARE NOT VOTING BY TELEPHONE OR INTERNET Proxy/Voting Instruction Card This proxy is solicited on behalf of the Board of Directors of A.G. Edwards, Inc. for the Special Meeting of Stockholders on [*]. The undersigned stockholder of A.G. Edwards, Inc., a Delaware corporation (“A.G. Edwards”) hereby appoints Robert L. Bagby and Douglas L. Kelly, or either of them, each with full power of substitution, proxies or proxy of the undersigned, to vote as indicated on the back of this card, all the shares of Common Stock of A.G. Edwards that the undersigned would be entitled to vote if personally present at the Special Meeting of Stockholders of A.G. Edwards, to be held on [*], at [*] a.m., local time, at the home office of A.G. Edwards, One North Jefferson Avenue, St. Louis, Missouri, and at any adjournments thereof, as indicated on the back of this card, hereby revoking any proxy heretofore given. This Proxy relates to shares owned by the undersigned. Each share of Common Stock of A.G. Edwards is entitled to one vote. This Proxy Card covers all A.G. Edwards, Inc. shares you own of record, if the registrations are identical. The shares represented by this proxy will be voted as specified in the spaces provided therefore on the back of this card or, if no such specification is made, it will be voted “FOR” proposals 1 and 2. Address/Comments: A.G. Edwards, Inc. Attn: Regulatory Reports Mail Stop: E050 (Continued, and to be signed and dated on reverse side.) One North Jefferson St. Louis, MO 63103

SPECIAL MEETING ADMISSION TICKET VOTE BY INTERNET — www.proxyvote.com Use the Internet to transmit your voting instructions and for P.O. BOX 11321 electronic delivery of information up until 11:59 P.M. Eastern NEW YORK, NY 10203-0321 Time the day before the cut-off date or meeting date. Have your proxy/voting instruction card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. VOTE BY PHONE — 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy/voting instruction card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy voting instruction card and return it in the postage-paid envelope we have provided or return it to A.G. Edwards, Inc. c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. If you are voting by telephone or the Internet, please do not mail your proxy card. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK: AGAEW1 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY/VOTING INSTRUCTION CARD IS VALID ONLY WHEN SIGNED AND DATED. A.G. EDWARDS, INC. The Board of Directors recommends a vote “FOR” the proposal to adopt the Agreement and Plan of Merger and “FOR” the proposal to approve the adjournment of the meeting, including, if necessary, to solicit additional proxies. For Against Abstain Vote On Proposals 1. Proposal to adopt the Agreement and Plan of Merger, dated May 30, 2007, by and among Wachovia Corporation (“Wachovia”), 0 0 0 White Bird Holdings, Inc., a wholly-owned subsidiary of Wachovia, and A.G. Edwards, Inc. 2. Proposal to approve the adjournment of the special meeting, including, if necessary, to solicit additional proxies in the event 0 0 0 that there are not sufficient votes at the time of the Special Meeting for the foregoing proposal. Stockholders may vote these shares by using the telephone or the Internet by following the instructions on this Proxy or may sign, date and return this Proxy in the enclosed postage-paid business reply envelope. If you later desire to revoke your Proxy, you may do so at any time before the voting at the meeting. The signature on this Proxy should correspond exactly with the stockholder’s name as printed below. In the case of joint tenancies, co-executors, or co-trustees, each should sign. Persons signing as Attorney, Executor, Administrator, Trustee or Guardian should give their full title. Change of Address or Comments Mark Here, and Note 0 on Reverse Side. Copies of the Notice of Special Meeting of Stockholders and the Proxy Statement have been received by the undersigned. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date